                                                               Exhibit (10)-(58)


                               SIXTH AMENDMENT TO

                         PBGC-LTV SETTLEMENT AGREEMENT


     This Sixth Amendment to the PBGC-LTV Settlement Agreement (this "AMENDMENT") is made as of May 2, 1995, by and among (1) Pension Benefit Guaranty Corporation ("PBGC"),
(2) The LTV Corporation, a corporation organized under the laws of Delaware (in such capacity, "LTV"), and each other member of the LTV Controlled Group (as defined in the Settlement Agreement and listed on the signature pages hereof), including, without limitation, LTV Steel Company, Inc., a corporation organized under the laws of New Jersey ("LTV STEEL"), and (3) U.S. Trust Company of California, N.A., as independent fiduciary (the "Independent Fiduciary"), engaged by LTV as Named Fiduciary of the Restored Plans to act on behalf of the Restored Plans with respect to the transactions contemplated by this Sixth Amendment and the Trico Subordination and Standstill Agreement (as defined below), and is made with reference to that certain Settlement Agreement dated as of June 28, 1993, as amended to date (the "SETTLEMENT AGREEMENT"), by and among PBGC, LTV, the Initial LTV Group and the Administrator. Capitalized terms used without definition herein shall have the same meanings as set forth in the Settlement Agreement.

                                    RECITALS

          WHEREAS, LTV and the LTV Controlled Group desire to amend the Settlement Agreement to permit certain transactions in connection with the participation by LTV, through one or more wholly owned Subsidiaries of LTV, in the Trico Joint Venture (as defined below) and the distribution by Trico Sales Co. (as defined below) of steel products manufactured by Trico Joint Venture;

          WHEREAS, the Consent Order entered into by the U.S. Department of Labor, the PBGC, LTV, and various creditors in IN RE CHATEAUGAY CORP., No. 89 CIV 6012 (KTD) (S.D.N.Y.) (consolidated with No. 90 CIV (KTD)) and approved by the Court on June 7, 1993, authorized, for the purpose of compliance with Department of Labor Prohibited Transaction Class Exemption 79-15, the parties to carry out all transactions authorized or required by the Settlement Agreement;

          WHEREAS, the Settlement Agreement authorizes the amendment of that Agreement pursuant to an agreement entered into by the PBGC, LTV, the Administrator, and LTV Steel, evidenced by a written instrument signed by their authorized representatives;

          WHEREAS, LTV as Named Fiduciary of the respective
Restored Plans has duly delegated to the Independent
Fiduciary sole discretion to determine whether to execute this Sixth Amendment and the Trico Subordination and Standstill Agreement on behalf of the Restored Plans;

          WHEREAS, subject to the terms and conditions contained herein, the PBGC and the Independent Fiduciary consent and are willing to agree to such amendments as provided below.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.     AMENDMENTS TO DEFINITIONS
               -------------------------

          (i) Section 1.1 is hereby amended by adding the following definitions following Clause (mmm) thereof as follows:

          (nnn) "LTV TRICO ENTITY" shall mean each or any of the LTV Trico Member and Trico Sales Co.

          (ooo) "LTV TRICO MEMBER" shall mean, at any time, LTV-Trico, Inc., a Delaware corporation, and any other Person or Persons, each of which is, at such time, a wholly owned Subsidiary of LTV and a member of the Trico Joint Venture and does not, at such time, engage in any business or activities other than (x) as a member of the Trico Joint Venture, (y) as contemplated, with respect to members of the Trico Joint Venture, under the Trico Transaction Documents in effect on the Sixth Amendment Effective Date (as defined below), or
          (z) other activities ancillary or incidental to the foregoing.


          (ppp) "TRICO JOINT VENTURE" shall mean Trico
          Steel Company, L.L.C., a Delaware limited liability company, or any successor entity thereto, that constructs and operates a steel minimill, manufactures steel products for distribution by Trico Sales Co., and engages in activities ancillary or incidental thereto. It is understood that under the transaction structure contemplated by the
        Trico Transaction Agreement as in effect as of the closing thereunder, the Trico Joint
        Venture is not a member of either the LTV
        Consolidated Group or the LTV Controlled
        Group.


        (qqq) "TRICO TRANSACTION AGREEMENT" shall mean the Transaction Agreement dated as of May 2, 1995 relating to the formation of the Trico Joint
        Venture.


        (rrr) "TRICO TRANSACTION DOCUMENTS" shall mean the Trico Transaction Agreement and each Transaction Document referred to in the Trico
        Transaction Agreement, each as amended, modified or supplemented from time to time; PROVIDED that, without the prior written consent of the PBGC and the Restored Plans, no amendment, restatement, modification or restructuring of the Trico
        Transactions Documents shall, at any time after the Sixth Amendment Effective Date, (i) prohibit any performance or satisfaction by LTV or any member of the LTV Controlled Group of any obligation (whether due or not due and whether mandatory or voluntary) under this Agreement, or
        (ii) directly conflict with any rights of the PBGC or the Restored Plans or obligations of LTV or any member of the LTV Controlled Group with respect to the Restored Plans as set forth in this Agreement.
        For purposes of this Agreement, the Trico
        Transaction Documents in effect on the Sixth
        Amendment Effective Date shall be deemed to include the Commitment Letter dated May 2, 1995 among Chemical Bank, Chemical Securities Inc.,
        LTV, Sumitomo Metal Industries, Ltd. and British
        Steel plc and all Financing Documents (as defined in the Trico Transaction Agreement) entered into on or after the Sixth Amendment Effective Date that are substantially consistent with and implement the terms of such Commitment Letter.


        (sss) "TRICO SALES CO." shall mean Trico
        Steel Company, Inc., a Delaware corporation that
        (x) is a wholly owned Subsidiary of LTV on the date hereof and (y) does not engage in any business or activities other than as contemplated by the Trico Transaction Documents in effect on the Sixth Amendment Effective Date or other activities ancillary or incidental thereto.

               (ttt) "TRICO SUBORDINATION AND STANDSTILL
          AGREEMENT" shall mean the Subordination and Standstill Agreement dated as of the date hereof among the PBGC, LTV, and U.S. Trust Company of
          California, N.A., as independent fiduciary, and acknowledged and agreed to by the LTV Controlled
          Group.


          (ii) Section 1.1(rr) is hereby amended by deleting the word "and" immediately prior to clause (xi) thereof and adding the following immediately prior to the period at the end of Section 1.1(rr):


          "; and (xii) any Lien on the ownership interests, assets or property of the Trico Joint Venture or any LTV Trico Entity or on the capital stock of Trico Sales Co., in each case granted or created in favor of any Person in accordance with the Trico Transaction Documents"


SECTION 2.   AMENDMENT to Definition of "Available Cash Flow"
             -----------------------------------------------

          The definition of "Available Cash Flow" set forth in Section 5.4(f) of the Settlement Agreement is hereby amended by adding the following new paragraph at the end of such definition:

     "A notional account (the "Trico Distributions Account") shall be established which shall initially have a zero balance and which shall be adjusted as follows. The balance of the Trico Distributions Account shall be increased (i) by the amount of any capital contribution (or re-contribution) made by the LTV Trico Member to the Trico Joint Venture at any time and (ii) by an amount of interest accrued at a rate of 9.8% per annum on the balance in such account on each day, which amount shall be compounded monthly by being credited to the Trico Distributions Account as of the end of each calendar month. With respect to any cash amount distributed (a "Trico Distribution") by the Trico Joint Venture to the LTV Trico Member at any time, such Trico Distribution shall first be applied to reduce the balance of the Trico Distribution Account until such account has a zero balance, and the remainder, if any, of the amount of such Trico Distribution shall be included in "net cash provided by operating activities" for purposes of the foregoing definition of "Available Cash Flow" in the period in which such distribution is received by the LTV Trico Member. Any contribution to or distribution from the Trico Joint Venture shall only be reflected in the computation of Available Cash Flow to the extent provided in this paragraph."



SECTION 3.    AMENDMENTS TO ARTICLE VI
              ------------------------

          (i) Section 6.1 is hereby amended by adding after the last sentence thereof the following:


          "Notwithstanding the foregoing provisions of this
          Section 6.1, the Guarantee Agreement to be delivered by each LTV Trico Entity shall be substantially in the form of Exhibit A hereto, PROVIDED that such Guarantee Agreement to be delivered by such LTV Trico Entity shall be (and shall expressly state that it is) subject to the Trico Subordination and Standstill Agreement".


          (ii) Section 6.3 is hereby amended by adding after the last sentence thereof the following:


          "Notwithstanding the foregoing provisions of this
          Section 6.3, the Guarantee Agreement to be delivered by each LTV Trico Entity shall be substantially in the form of Exhibit D hereto, PROVIDED that such Guarantee Agreement to be delivered by such LTV Trico Entity shall be (and shall expressly state that it is) subject to the Trico Subordination and Standstill Agreement".


SECTION 4.     AMENDMENTS TO SECTION 8.1
               -------------------------

          (i) Section 8.1(a) is hereby amended by deleting the word "and" immediately preceding clause (iv) and adding the following immediately prior to the period at the end of
Section 8.1(a):

          "; and (v) the Trico Joint Venture and each LTV
          Trico Entity may sell, transfer, lease or otherwise dispose of property and assets as contemplated by the Trico Transaction Documents as in effect on the Sixth Amendment Effective Date"


          (ii) Section 8.1(c) is hereby amended by adding the following immediately prior to the period at the end of
Section 8.1(c):


          "; PROVIDED that the agreements, obligations and liabilities of each or any LTV Trico Entity under this Section 8.1(c) shall be subject to the Trico
          Subordination and Standstill Agreement"


          (iii) Section 8.1(d) is hereby amended by adding the following immediately prior to the period at the end of
Section 8.1(d):


          "; and PROVIDED, FURTHER, that this Section 8.1(d) shall not prohibit Trico Sales Co. from ceasing to be a member of the LTV Controlled Group in the manner contemplated by Section 3.05, 10.02, 15.04,
          15.06 or 15.07 of the Amended and Restated Limited Liability Company Agreement of the Trico Joint Venture or Section 5.01 of the Trico Transaction Agreement, each as in effect on the Sixth Amendment Effective Date"


SECTION 5.     AMENDMENTS TO SECTION 12.3
               --------------------------

          (i) The definition of "Permitted Indebtedness" set forth in Section 12.3(c) is hereby amended by deleting the word "and" immediately prior to clause (vii) thereof and inserting a comma in its place and by adding the following immediately prior to the period at the end of such definition:

          "and (viii) any Indebtedness under or contemplated by any of the Trico Transaction Documents, PROVIDED that, except for any LTV Trico Entity, no member of the LTV Controlled Group may at any time incur any Indebtedness under this clause (viii) other than (x) the obligation of members of the LTV Controlled Group under the Trico Transaction Documents to re-contribute amounts to the Trico Joint Venture at any time or from time to time up to an aggregate of $20 million in respect of any amount distributed by the Trico Joint Venture to the LTV Trico Member prior to such time and (y) LTV's guaranty of the capital commitment of the LTV Trico Member to the Trico Joint Venture under the Trico Transaction Documents in an aggregate amount up to $198 million,

     (ii) Section 12.3(e) is hereby amended by adding the following immediately prior to the period at the end of
Section 12.3(e):

          "; and PROVIDED FURTHER, that this Section 12.3(e) shall not apply to any transaction or series of transactions contemplated by or in accordance with the Supply and Marketing Agreement, the Services Agreement or the Administrative Services Agreement (each as defined in the Trico Transaction Agreement and each as in effect on the Sixth Amendment Effective Date)".


          (iii) Section 12.3(f) is hereby amended by adding the words "the Trico Transaction Documents (or any amendments, modifications or supplements thereof to the extent permitted under the definition of "Trico Transaction
Documents") or the Trico Subordination and Standstill
Agreement, which is incorporated in this Agreement by reference as if set forth fully herein," immediately prior to the words "the Sumitomo Agreement" in the proviso to
Section 12.3(f).

          (iv) The following new clause (i) is hereby added to Section 12.3 of the Settlement Agreement immediately following Section 12.3(h):

          "(i) LIMIT ON INVESTMENTS IN TRICO. At any time after the Sixth Amendment Effective Date, make any capital contribution to or equity investment in (each such capital contribution or equity investment being a "Trico Equity Investment"), or loan or advance to (each such loan or advance, a "Trico Loan"; a Trico Loan or a

     Trico Equity Investment being referred to herein as a "Trico Investment"), the Trico Joint Venture or Trico Sales Co. if, after giving effect to such Trico Investment, (i) the aggregate amount of such Trico Investments then outstanding (net of equity distributions) would exceed $300 million, (ii) the aggregate amount of such Trico Equity Investments then outstanding (net of equity distributions) would exceed $250 million, or (iii) the aggregate amount of such Trico Equity Investments then outstanding (net of equity distributions) would exceed $200 million and the Trico Equity Investment in question would not, to the extent of such excess amount, be applied by the Trico Joint Venture in respect of capital expenditures."



SECTION 6.     AGREEMENT TO BE BOUND
               ---------------------

          Subject to the Trico Subordination and Standstill Agreement which is incorporated in this Sixth Amendment by reference as if set forth fully herein, each LTV Trico Entity hereby agrees to be bound by the Settlement Agreement as a member of the LTV Controlled Group.

SECTION 7.     EFFECTIVENESS AND MISCELLANEOUS PROVISIONS
               ------------------------------------------

          A. EFFECTIVENESS. This Amendment shall become effective upon the date (THE "SIXTH AMENDMENT EFFECTIVE DATE") when (i) it, or a counterpart thereof, is executed by a duly authorized officer of each of PBGC, LTV, the Independent Fiduciary, and LTV Steel and (ii) the closing under the Trico Transaction Agreement shall occur.

          B.   REFERENCE TO AND EFFECT
               ON THE SETTLEMENT AGREEMENT.

          (i) On and after the Sixth Amendment Effective Date, each reference in the Settlement Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Settlement Agreement shall mean and be a reference to the Settlement Agreement as amended by this Amendment.

          (ii) Except as specifically amended by this Amendment, the Settlement Agreement shall remain in full force and effect.

          C. APPLICABLE LAW. This Amendment shall be interpreted in accordance with and governed by the laws of the State of New York, except to the extent preempted by federal law.

          D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first written above.


                             PENSION BENEFIT GUARANTY
                               CORPORATION


                             By: /s/ ?
                                ----------------------------------
                                     Deputy Executive Director
                             Title:    and Chief Negotiator
                                   -------------------------------
                             Date:  April 27, 1995
                                  --------------------------------

                             THE LTV CORPORATION, on behalf
                             of itself and the LTV
                             Controlled Group


                             By: /s/ A. W. Huge
                                ----------------------------------

                             Title:  Senior Vice President
                                   -------------------------------

                             Date:   May 2, 1995
                                  --------------------------------

                                      U.S. Trust Company of
                                      California, N.A., as
                                      Independent Fiduciary on
                                      behalf of the Restored Plans


                                      By: /s/ Norman P. Goldberg
                                         ------------------------------
                                      Title: Senior Vice President
                                            ---------------------------
                                      Date: April 27, 1995
                                           ----------------------------

                                      LTV STEEL COMPANY, INC.

                                      By:  /s/ A. W. Huge
                                         ------------------------------
                                      Title:
                                            ---------------------------
                                      Date:
                                           ----------------------------

                                      LTV-TRICO, INC.

                                      By: /s/ A. W. Huge
                                         ------------------------------
                                      Title: Vice President
                                         ------------------------------
                                      Date:  May 2, 1995
                                           ----------------------------

                                      TRICO STEEL COMPANY, INC.

                                      By:  /s/ A. W. Huge
                                         ------------------------------
                                      Title:  Vice President
                                            ---------------------------
                                      Date:  May 2, 1995
                                           ----------------------------

                                                                [EXECUTION COPY]


                              SEVENTH AMENDMENT TO
                         PBGC-LTV SETTLEMENT AGREEMENT


         This Seventh Amendment to the PBGC-LTV Settlement
Agreement (this "AMENDMENT") is made as of August 2, 1995, by and among (1) Pension Benefit Guaranty Corporation
("PBGC") and (2) The LTV Corporation, a corporation organized under the laws of Delaware (in such capacity, "LTV"), and each other member of the LTV Controlled Group
(as defined in the Settlement Agreement and listed on the signature pages hereof), including, without limitation, LTV
Steel Company, Inc., a corporation organized under the laws of New Jersey ("LTV STEEL"). Capitalized terms used without definition herein shall have the same meanings as set forth in the Settlement Agreement.


                                    RECITALS

         WHEREAS, on June 28, 1993, the PBGC, LTV, each other member of the Initial LTV Group, and the Administrator entered into the Settlement Agreement (the "SETTLEMENT
AGREEMENT");

         WHEREAS, pursuant to Section 6.1 of the Settlement Agreement, LTV Steel issued zero coupon notes to the PBGC, each dated June 28, 1993, in the aggregate face amount of $454,000,000, $50,000,000 aggregate face amount of which has been repurchased by the LTV Consolidated Group (the "Old Notes") ; and

         WHEREAS, LTV Steel desires to amend such notes to
(a) permit the payment of interest on the outstanding principal amount of such notes from time to time semiannually (i) in immediately available funds, (ii) through the issuance of additional notes or (iii) partly in immediately available funds and partly through the issuance of additional notes and (b) permit the prepayment of such notes, in whole or in part (subject to a minimum partial prepayment requirement), at any time; and

         WHEREAS, in order to effect such amendments, LTV
Steel desires to exchange the Old Notes for a promissory
note issued by LTV Steel to the PBGC, having an issue date of June 30, 1995, in the aggregate principal amount of $48,361,762.53 fully guaranteed by each member of the LTV
Controlled Group; and

         WHEREAS, the Settlement Agreement authorizes the amendment of that Agreement pursuant to an agreement entered into by the PBGC and LTV evidenced by written instrument signed by their authorized representatives; and

         WHEREAS, subject to the terms and conditions contained herein, the PBGC consents and is willing to agree to such exchange and to certain related amendments to the Settlement Agreement as provided below;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


SECTION 1.     AMENDMENTS TO DEFINITIONS
               -------------------------

         From hereon, the defined term "Notes" in the Settlement Agreement shall mean collectively (a) the promissory note, having the issue date of June 30, 1995, issued by LTV Steel to the PBGC, fully guaranteed by each member of the LTV Controlled Group (pursuant to a Guarantee Agreement dated the date hereof), in the aggregate principal amount of $48,361,762.53 in exchange for the Old Notes and
(b) any additional notes issued from time to time pursuant to the terms thereof. From hereon, the defined term "Note Guarantee" in the Settlement Agreement shall mean such Guarantee Agreement dated the date hereof and any new Guarantee Agreement executed by the LTV Controlled Group in connection with any transfer or assignment of such Notes or issuance of additional Notes.

SECTION 2.   AMENDMENTS TO ARTICLE VI
             -------------------------

         (i) Section 6.1 is hereby amended by replacing the second sentence thereof with the following sentence:

         "The Notes will be prepayable in whole or in part
         (subject to a minimum partial prepayment requirement) at the option of LTV Steel at any time by paying to the payee thereof the amount of such prepayment together with all accrued and unpaid interest thereon."

         (ii) Section 6.1 is hereby further amended by replacing the last sentence thereof with the following sentence:

           "The Old Notes will each be substantially in the form attached hereto as Exhibit B."

SECTION 3.    AMENDMENT TO SECTION 14.2(G)
              ----------------------------

         Section 14.2(g) is hereby amended and restated in its entirety as follows:

              "(g) The PBGC may declare the principal
         amount and all accrued and unpaid interest on all Notes held by it to be immediately due and payable, upon which declaration such principal amount and all accrued and unpaid interest shall become immediately due and payable without further act or notice of any kind, except that in the case of any Event of Default under paragraph (g) or (h) of Article XIII, such principal amount and all accrued and unpaid interest shall automatically become due and payable without any declaration or notice, if permitted under Applicable Law at the time of such Event of Default; and the PBGC may enforce all rights of action and rights to assert claims under any of the Notes held by it, in each case as set forth therein;"


SECTION 4.    EFFECTIVENESS AND MISCELLANEOUS PROVISIONS
              ------------------------------------------

         A. EFFECTIVENESS. This Amendment shall become effective upon the date (THE "SEVENTH AMENDMENT EFFECTIVE DATE") when (i) it, or a counterpart thereof, is executed by a duly authorized officer of each of the PBGC, LTV and LTV Steel and (ii) LTV Steel issues the Notes to the PBGC.

         B.   REFERENCE TO AND EFFECT ON
              THE SETTLEMENT AGREEMENT.

         (i)  On and after the Seventh Amendment Effective
Date, each reference in the Settlement Agreement to "this

Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Settlement Agreement shall mean and be a reference to the Settlement Agreement as amended by this Amendment.

         (ii) Except as specifically amended by this Amendment, the Settlement Agreement shall remain in full force and effect.

         C. APPLICABLE LAW. This Amendment shall be interpreted in accordance with and governed by the law of the State of New York, except to the extent preempted by federal law.

         D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first written above.


                            PENSION BENEFIT GUARANTY
                                  CORPORATION


                            By:  /s/ illegible
                                -------------------------------
                                   Deputy Executive Director and
                            Title:      Chief Negotiator
                                  -----------------------------
                            Date:  8/3/95
                                 ------------------------------


                            THE LTV CORPORATION, on behalf
                            of itself and the other
                            members of the LTV Controlled
                            Group



                            By:   /s/ J. C. Skurek
                                -------------------------------

                            Title:  VP & Treasurer
                                  -----------------------------

                            Date:  8/2/95
                                 ------------------------------



                            LTV STEEL COMPANY, INC.



                            By:  /s/ J. C. Skurek
                                -------------------------------

                            Title:  VP & Treasurer
                                  -----------------------------

                            Date:  8/2/95
                                 ------------------------------




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